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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22359

Papp Investment Trust
(Exact name of registrant as specified in charter)

2201 E. Camelback Road, Suite 227B Phoenix, Arizona	45419
(Address of principal executive offices)	(Zip code)

Tina H. Bloom, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(602) 956-0980

Date of fiscal year end:	November 30, 2014

Date of reporting period:	November 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Papp Investment Trust Papp Small & Mid-Cap Growth Fund Annual Report November 30, 2014 Investment Adviser L. Roy Papp & Associates, LLP Phoenix, AZ

PAPP SMALL & MID-CAP GROWTH FUND
LETTER TO SHAREHOLDERS	January 15, 2015

Dear Fellow Shareholder,

We are writing to report on the results of the Papp Small & Mid-Cap Growth Fund (the “Fund”) for the fiscal year ended November 30, 2014. This past year, the U.S. stock market has produced total returns which were a little better than the market’s long term average returns. The U.S. economy continued its pace of moderate growth and corporate earnings continued to show reasonable, but not spectacular growth. We and most other investors expected the Federal Reserve to terminate its quantitative easing policy late in 2014, which it did. We, and most other advisors, also expected interest rates to rise during the year. For a variety of reasons, interest rates actually declined markedly during 2014. Very weak economic growth and in some cases, recessions in numerous foreign countries, triggered unprecedented global Central Bank activities similar to those that have been pursued by the Federal Reserve. This lowered interest rates around the world and caused many foreign investors to flee their domestic currencies to invest in United States Treasuries which offered somewhat higher yields. This had the added effect of driving up the value of the dollar and driving down the value of the foreign currencies, which further encouraged foreign investors to make the transition into dollars and Treasuries. During the latter half of the year, slowing economic growth in most places outside the United States caused weakness in commodities in general and oil and energy, in particular. This was exacerbated by disharmony within the Organization of Petroleum Exporting Countries (OPEC), leading to a global excess supply of crude oil. During calendar year 2014, oil prices declined more than 40%. This has caused oil company stocks to decline, but it has benefitted airlines, retailers and other consumer oriented stocks.

For the year ended November 2014, our Fund produced a total return of 9.17% as compared to our benchmark, the Russell MidCap® Growth Index (the “Benchmark”), which returned 15.80%. Our relative returns were held back primarily by strong returns from companies in the Benchmark that benefitted from low interest rates, low oil prices and market enthusiasm for speculative and very expensive companies. Needless to say, this is not where we have the Fund positioned. We want to be in high quality, established companies that can produce consistent earnings growth in a variety of market conditions. Additionally, small cap stocks significantly underperformed larger peers. The Fund’s portfolio is more skewed to smaller cap companies than the Benchmark. While we would have liked to deliver performance that matched or exceeded the Benchmark this year, we feel our commitment to quality and disciplined approach to risk management is the correct path to take in the long term. In the shorter term, we are more mindful to focus on this disciplined approach as the market may be overdue for an uptick in volatility.

During the fiscal year, some of the industy groups where we did not invest did remarkably well, including airlines, communications equipment, real estate management & development, electric utilities, automobiles, tobacco, real estate investment trusts, wireless telecommunications and hotels & leisure. Our relative underperformance compared with our Benchmark was not due to individual stocks in the Fund “blowing up” or multiple companies that just did not work out. We are comfortable with the overall level of business risk faced by the companies we own in the Fund. 2014 turned out to be a year where investors accepting greater risk enjoyed greater benefits. History tells us that this won’t always be the case.

The U.S. stock market generally experiences a correction every 12-18 months. Typically, the market will decline 10%-15% and more speculative companies are usually impacted more severely. This tends to enforce more rational pricing on market “darlings” trading at high valuations. While we are pleased that the market has moved virtually straight up, with only minor exceptions for the past 3.5 years, the lack of a meaningful market correction has propelled many high valuation stocks, which are unlikely able to produce consistent and sustainable earnings growth should we experience changes in market conditions. History tells us to expect corrections from time to time. If and when we experience some disruptions in this pattern, we expect our relative performance to improve accordingly. At the end of the day, we want to be invested in small and mid cap companies because over the long term, we believe there are opportunities for stronger returns than in larger market capitalization companies. We are mindful, however, that this particular segment of the market is subject to more risk and more volatility. Our goal is to try and invest in this space safely by controlling risk.

The Fund’s net asset value (NAV) on November 30, 2014 was $17.92 per share, up from $16.48 per share on November 30, 2013.

At the beginning of the fiscal year (December 31, 2013) the Fund paid a long term capital gain distribution of 6.68 cents per share. This dividend was largely due to Fund holdings that were subsequently taken over, including Gardner Denver, Inc. and Harris Teeter Supermarkets, Inc. After the close of this fiscal year, the Fund paid another capital gain dividend of 54.59 cents per share or 3.1% of the Fund’s NAV on December 31, 2014. Once again, this was largely due to Fund holdings acquired or in the process of being acquired, which included Micros Systems, Inc. One of the benefits of investing in small and mid cap growth companies is if the stock prices do not reflect the true economic value of the underlying businesses, other companies will from time to time reach out and acquire those undervalued companies. As you know, we attempt to manage the tax impact of the Fund’s portfolio, but, in a good market there is no way to avoid capital gains when Fund holdings are acquired.

The Fund remains well diversified, holding 35 individual companies as of November 30, 2014. The Fund is normally fully invested and as of November 30, 2014 had 98% of its assets invested in stocks with the balance in a money market fund. The Fund is currently underweight relative to its Benchmark in the Consumer Discretionary and Financials Sectors. The Fund is overweight in the Health Care and Industrials Sectors, where we feel relative valuations are compelling.

Turning to individual companies in the portfolio, performance was held back by luxury accessory retailer, Coach, Inc., which experienced market share challenges in its North American market. Due to uncertainty surrounding the company’s turnaround efforts, we elected to sell the entire position. In the Energy Sector, the Fund focuses on exploration and production companies with strong growth potential and these stocks have been relatively hard hit by the dramatic price decline in crude oil. We are not overweight in Energy, but our individual holdings declined significantly, in line with their peers. Informatica Corp., an enterprise software provider, is in the process of transitioning its revenue model, which has led to market weakness. We trimmed the Fund’s position, but are maintaining a holding based on our faith in the long term demand for the company’s products. Trimble Navigation Ltd., a leading GPS technology provider, experienced weakness with its agricultural customers due to lower farm incomes which therefore held back capital purchases. We have retained our position as we believe this is a temporary phenomenon.

Performance was helped this year by Sigma-Aldrich Corp., a leading specialty chemical manufacturer and distributor that received a generous buyout offer from Merck KGaA, a German company. O’Reilly Automotive, Inc., an auto parts retailer experienced continued sales and earnings growth driven by an aging auto fleet and an increase in miles driven, as well as the ongoing benefits from their acquisition of CSK Auto Corp. PAREXEL International Corp., a contract research provider, saw good revenue growth and large margin expansion as their backlog orders are being converted to current revenue and earnings. Williams-Sonoma, Inc., a leading kitchen and home furnishing retailer, experienced strong growth, particularly in their direct-to-consumer channel which includes catalog and internet sales.

Looking forward, we expect the U.S. economy to show slightly better growth in 2015 than 2014. Once again, we anticipate that interest rates will begin to rise during 2015. We continue to be concerned about economic weakness in Europe, where we believe some countries are in recession and most others will be there shortly. Markets are enthusiastic that the European Central Bank (ECB) will pursue a quantitative easing program similar to the Federal Reserve by purchasing sovereign bonds from European countries. We think the ECB will pursue this action, but we think it is unlikely that it will enjoy much success. Therefore, we are carefully avoiding companies in the Fund that have large exposure to European markets.

As mentioned above, we suspect that the market may be overdue for a short term correction of 10%-15%, which could last a few quarters. Timing is impossible to predict, but we continue to believe that stocks are roughly fairly valued so that if we experience a correction, we expect it to be relatively short term in nature.

Investors modestly added new cash to the Fund on balance during the year. As cash has become available, we have added broadly across the holdings within the Fund. We continue to search for new additions to the portfolio and despite the strong market advance over the last few years, have been able to find what we believe to be attractive investments at good valuations. The five stocks that we added to the portolio in 2014 were up on average 23.80% as of November 30, 2014 since their initial date of purchase. We appreciate your confidence in the Fund and we thank you for investing with us.

All of us would be happy to answer any questions that you may have about the Fund. We invite you to call any of us at 1-800-421-0131. We wish you a happy, healthy and prosperous 2015.

Warmest regards,

Rosellen C. Papp CFA Portfolio Manager November 30, 2014	Harry A. Papp CFA President November 30, 2014

Brian Riordan, CFA Assistant Portfolio Manager November 30, 2014

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance current through the most recent month end is available by calling 1-877-370-7277.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-877-370-7277 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

PAPP SMALL & MID-CAP GROWTH FUND
PERFORMANCE INFORMATION
November 30, 2014 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
the Papp Small & Mid-Cap Growth Fund versus
the Russell Midcap® Growth Index

Average Annual Total Returns(a) (for periods ended November 30, 2014)
	One Year	Since Inception(b)
Papp Small & Mid-Cap Growth Fund	9.17%	13.22%
Russell Midcap® Growth Index	15.80%	16.87%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Commencement of operations was March 8, 2010.

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
November 30, 2014 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
O'Reilly Automotive, Inc.	5.8%
C.R. Bard, Inc.	4.4%
IDEX Corp.	4.3%
Ecolab, Inc.	4.3%
Williams-Sonoma, Inc.	4.3%
Mettler-Toledo International, Inc.	4.2%
PAREXEL International Corp.	4.2%
Polaris Industries, Inc.	4.1%
FactSet Research Systems, Inc.	4.1%
AMETEK, Inc.	4.0%

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2014

COMMON STOCKS — 96.7%	Shares	Value
Consumer Discretionary — 14.2%
Leisure Products — 4.1%
Polaris Industries, Inc.	6,600	$1,034,286

Specialty Retail — 10.1%
O'Reilly Automotive, Inc.*	8,000	1,461,920
Williams-Sonoma, Inc.	14,600	1,088,576
		2,550,496
Consumer Staples — 8.7%
Food & Staples Retailing — 2.3%
Whole Foods Market, Inc.	12,000	588,360

Food Products — 2.9%
McCormick & Co., Inc.	9,700	721,001

Household Products — 3.5%
Church & Dwight Co., Inc.	7,000	536,970
Clorox Co. (The)	3,500	355,670
		892,640
Energy — 3.9%
Energy Equipment & Services — 1.4%
FMC Technologies, Inc.*	7,200	343,944

Oil, Gas & Consumable Fuels — 2.5%
Pioneer Natural Resources Co.	2,300	329,429
Whiting Petroleum Corp.*	7,300	304,921
		634,350
Financials — 6.3%
Banks — 2.6%
UMB Financial Corp.	12,000	665,880

Capital Markets — 3.7%
T. Rowe Price Group, Inc.	11,200	934,864

Health Care — 18.7%
Health Care Equipment & Supplies — 8.1%
C.R. Bard, Inc.	6,700	1,121,245
ResMed, Inc.	5,300	281,960
Varian Medical Systems, Inc.*	7,300	646,123
		2,049,328

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 96.7% (Continued)	Shares	Value
Health Care — 18.7% (Continued)
Health Care Providers and Services — 2.2%
Catamaran Corp.*	11,100	$565,434

Life Sciences Tools & Services — 8.4%
Mettler-Toledo International, Inc.*	3,650	1,070,399
PAREXEL International Corp.*	18,000	1,053,180
		2,123,579
Industrials — 20.5%
Air Freight & Logistics — 3.1%
Expeditors International of Washington, Inc.	17,000	795,940

Commercial Services & Supplies — 3.7%
Stericycle, Inc.*	7,300	941,116

Electrical Equipment — 4.0%
AMETEK, Inc.	20,100	1,024,296

Machinery — 6.6%
IDEX Corp.	14,200	1,090,702
Valmont Industries, Inc.	4,200	567,924
		1,658,626
Professional Services — 3.1%
IHS, Inc. - Class A*	6,500	795,990

Information Technology — 14.7%
Electronic Equipment, Instruments & Components — 2.7%
Trimble Navigation Ltd.*	24,500	689,062

Internet Software & Services — 1.9%
CoStar Group, Inc.*	2,900	493,754

Semiconductors & Semiconductor Equipment — 4.3%
Linear Technology Corp.	8,300	382,049
NXP Semiconductors N.V.*	4,800	373,488
Silicon Laboratories, Inc.*	7,100	321,985
		1,077,522
Software — 5.8%
FactSet Research Systems, Inc.	7,500	1,027,950
Informatica Corp.*	12,000	436,560
		1,464,510

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 96.7% (Continued)	Shares	Value
Materials — 9.7%
Chemicals — 9.7%
Airgas, Inc.	6,300	$728,469
Ecolab, Inc.	10,000	1,089,500
Sigma-Aldrich Corp.	4,700	642,020
		2,459,989

Total Common Stocks (Cost $15,940,389)		$24,504,967

EXCHANGE-TRADED FUNDS — 1.0%	Shares	Value
SPDR S&P Biotech ETF (Cost $180,913)	1,400	$251,734

MONEY MARKET FUNDS — 2.3%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01%(a) (Cost $582,958)	582,958	$582,958

Total Investments at Value — 100.0% (Cost $16,704,260)		$25,339,659

Other Assets in Excess of Liabilities — 0.0% (b)		2,071

Net Assets — 100.0%		$25,341,730

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of November 30, 2014.
(b)	Amount rounds to less than 0.1%.
See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2014

ASSETS
Investments in securities:
At acquisition cost	$16,704,260
At value (Note 2)	$25,339,659
Dividends receivable	16,273
Other assets	10,964
TOTAL ASSETS	25,366,896

LIABILITIES
Payable to Adviser (Note 4)	14,727
Payable to administrator (Note 4)	6,030
Other accrued expenses	4,409
TOTAL LIABILITIES	25,166

NET ASSETS	$25,341,730

NET ASSETS CONSIST OF:
Paid-in capital	$16,032,267
Accumulated net investment loss	(98,030)
Undistributed net realized gains from security transactions	772,094
Net unrealized appreciation on investments	8,635,399
NET ASSETS	$25,341,730

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,414,527

Net asset value, offering price and redemption price per share (Note 2)	$17.92

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2014

INVESTMENT INCOME
Dividend income	$198,548

EXPENSES
Investment advisory fees (Note 4)	238,714
Professional fees	35,626
Fund accounting fees (Note 4)	32,387
Registration and filing fees	30,527
Administration fees (Note 4)	24,298
Insurance expense	20,898
Transfer agent fees (Note 4)	15,000
Custody and bank service fees	9,919
Trustees' fees (Note 4)	6,800
Postage and supplies	5,288
Other expenses	6,884
TOTAL EXPENSES	426,341
Less fee reductions by the Adviser (Note 4)	(127,948)
NET EXPENSES	298,393

NET INVESTMENT LOSS	(99,845)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	772,118
Net change in unrealized appreciation/depreciation on investments	1,433,102
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,205,220

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,105,375

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2014	Year Ended November 30, 2013
FROM OPERATIONS
Net investment loss	$(99,845)	$(79,892)
Net realized gains from security transactions	772,118	358,811
Net change in unrealized appreciation/depreciation on investments	1,433,102	3,887,219
Net increase in net assets from operations	2,105,375	4,166,138

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains from security transactions	(92,313)	—

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	819,197	1,172,410
Net asset value of shares issued in reinvestment of distributions to shareholders	91,505	—
Payments for shares redeemed	(346,287)	(131,662)
Net increase in net assets from capital share transactions	564,415	1,040,748

TOTAL INCREASE IN NET ASSETS	2,577,477	5,206,886

NET ASSETS
Beginning of year	22,764,253	17,557,367
End of year	$25,341,730	$22,764,253

ACCUMULATED NET INVESTMENT LOSS	$(98,030)	$(100,607)

CAPITAL SHARE ACTIVITY
Shares sold	48,343	79,212
Shares reinvested	5,453	—
Shares redeemed	(20,200)	(8,755)
Net increase in shares outstanding	33,596	70,457
Shares outstanding at beginning of year	1,380,931	1,310,474
Shares outstanding at end of year	1,414,527	1,380,931

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended November 30, 2014		Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period Ended November 30, 2010(a)
Net asset value at beginning of period	$16.48		$13.40	$12.25	$11.68	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)		(0.06)	(0.05)	(0.04)	(0.01)
Net realized and unrealized gains on investments	1.58		3.14	1.20	0.61	1.69
Total from investment operations	1.51		3.08	1.15	0.57	1.68

Less distributions:
From net realized gains from security transactions	(0.07)		—	—	—	—

Net asset value at end of period	$17.92		$16.48	$13.40	$12.25	$11.68

Total return (b)	9.17%		22.99%	9.39%	4.88%	16.80	%(c)

Net assets at end of period	$25,341,730		$22,764,253	$17,557,367	$11,817,006	$9,152,547

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.79	%(e)	1.86%	2.05%	2.43%	3.03	%(g)

Ratio of net expenses to average net assets (d)	1.25	%(e)	1.25%	1.25%	1.25%	1.25	%(g)

Ratio of net investment loss to average net assets (d)	(0.42%	)(e)(f)	(0.39%)	(0.37%)	(0.36%)	(0.25%	)(g)

Portfolio turnover rate	14%		10%	13%	5%	2	%(c)

(a)	Represents the period from the commencement of operations (March 8, 2010) through November 30, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees and reimbursed expenses, total returns would have been lower.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).

(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment company in which the Fund invests.

(f)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invests.

(g)	Annualized.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

1. Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009. The Fund commenced operations on March 8, 2010.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quote bid price. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Factors determining portfolio investments subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stocks	$24,504,967	$—	$—	$24,504,967
Exchange-Traded Funds	251,734	—	—	251,734
Money Market Funds	582,958	—	—	582,958
Total	$25,339,659	$—	$—	$25,339,659

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. As of November 30, 2014, the Fund did not have any transfers in or out of any Level. In addition, the Fund did not have derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of November 30, 2014. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period.

Share valuation – The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions – Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the year ended November 30, 2014 was long-term capital gains. There were no distributions paid to shareholders during the year ended November 30, 2013. On December 31, 2014, a long-term capital gain distribution of $0.5459 per share was declared by the Fund. The distribution was paid on December 31, 2014 to shareholders of record on December 30, 2014.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2014:

Tax cost of portfolio investments	$16,704,260
Gross unrealized appreciation	$8,859,215
Gross unrealized depreciation	(223,816)
Net unrealized appreciation	8,635,399
Qualified late year ordinary losses	(98,030)
Undistributed long-term gains	772,094
Distributable earnings	$9,309,463

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Net qualified late year ordinary losses incurred after December 31, 2013 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended November 30, 2014, the Fund intends to defer $98,030 of late year ordinary losses to December 1, 2014 for federal income tax purposes.

For the year ended November 30, 2014, the Fund reclassified $102,422 of net investment loss against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2011 through November 30, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2014, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $3,327,017 and $3,246,346, respectively.

4. Transactions with Related Parties

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

INVESTMENT ADVISORY AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses, if any) do not exceed an amount equal to 1.25%

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

of its average daily net assets. This Expense Limitation Agreement remains in effect until at least April 1, 2015. Accordingly, the Adviser reduced its advisory fees by $127,948 during the year ended November 30, 2014.

The Expense Limitation Agreement permits the Adviser to recover fee reductions and expense reimbursements made on behalf of the Fund, but only for a period of three years after such reduction or reimbursement and only if such recovery will not cause the Fund’s expense ratio to exceed the annual rate of 1.25%. As of November 30, 2014, the Adviser may in the future recover fee reductions and expense reimbursements totaling $381,268. The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30, 2015	$129,515
November 30, 2016	123,805
November 30, 2017	127,948
$381,268

OTHER SERVICE PROVIDERS
Ultimus provides fund administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PLAN OF DISTRIBUTION
The Trust has adopted a plan of distribution (the “Plan”) pursuant to which the Fund may incur certain expenses related to the distribution of its shares. The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets. The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2015.

TRUSTEE COMPENSATION
Each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $500 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees receives a fee of $700 for each Board meeting attended.

PAPP SMALL & MID-CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

PAPP SMALL & MID-CAP GROWTH FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Papp Investment Trust
 and the Shareholders of Papp Small & Mid-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Papp Small & Mid-Cap Growth Fund, a series of shares of beneficial interest in Papp Investment Trust, including the schedule of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period March 8, 2010 (commencement of operations) through November 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Small & Mid-Cap Growth Fund as of November 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period March 8, 2010 through November 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 January 21, 2015

PAPP SMALL & MID-CAP GROWTH FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2014) and held until the end of the period (November 30, 2014).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,060.40	$6.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.80	$6.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-877-370-7277. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized capital gains made by the Fund during the fiscal year ended November 30, 2014. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate an amount of $92,313 as long-term capital gain distributions. As required by federal regulations, complete information was computed and reported in conjunction with your 2013 Form 1099-DIV.

PAPP SMALL & MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee
Interested Trustees:
*Harry A. Papp Born: January 1954 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	President and Trustee since December 2011; Vice President February 2010 to December 2011	Managing Partner of L. Roy Papp & Associates, LLP	1
*Rosellen C. Papp Born: December 1954 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Partner and Research Director of L. Roy Papp & Associates, LLP	1
Independent Trustees:
James K. Ballinger Born: July 1949 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Executive Director, Phoenix Art Museum	1
Cynthia P. Hubiak Born: June 1959 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	President and Chief Executive Officer, Arizona Society of CPAs	1
Carolyn P. O’Malley Born: September 1947 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Retired; Executive Director, Dorrance Family Foundation (a private foundation providing educational, conservation and other grants) from 2001-2009.	1

*
Harry A. Papp and Rosellen C. Papp, as partners of the Adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Harry A. Papp and Rosellen C. Papp are married.

PAPP SMALL & MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers:
Brian M. Riordan Born: July 1973 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Vice President since February 2012	Partner and Research Analyst of L. Roy Papp & Associates, LLP
Robert G. Dorsey Born: April 1957 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President since November 2009	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Theresa M. Bridge Born: December 1969 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer since January 2013	Vice President, Director of Fund Accounting of Ultimus Fund Solutions, LLC
Tina H. Bloom Born: August 1968 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary since July 2011	Director of Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC
Julie A. Hein Born: April 1962 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Chief Compliance Officer since February 2010	Partner and Chief Compliance Officer of L. Roy Papp & Associates, LLP

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-877-370-7277.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Cynthia P. Hubiak.  Ms. Hubiak is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 and $11,500 with respect to the registrant’s fiscal years ended November 30, 2014 and 2013, respectively.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended November 30, 2014 and 2013, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended November 30, 2014 and 2013, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	January 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	January 27, 2015

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	January 27, 2015

* Print the name and title of each signing officer under his or her signature.